UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒  Filed by a Party Other Than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12

A.M. Castle & Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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A.M. Castle & Co.

1420 Kensington Road, Suite 220

Oak Brook, Illinois 60523

Dear Fellow Stockholders:

On behalf of the Board of Directors of A.M. Castle & Co., a Maryland corporation (“Castle,” the “Company,” “we,” “us” or “our”), we invite you to join us at a special meeting of stockholders of the Company, which will be held on                , 2016, at 10:00 a.m., central time, at 1520 Kensington Road, Lower Level Conference Center, Oak Brook, Illinois 60523 (the “Special Meeting”).

In January 2016, the Company entered into separate Transaction Support Agreements (as amended, modified or supplemented to the date hereof, the “Support Agreements”) with holders (the “Supporting Holders”) of 89.7% of the aggregate principal amount of the Company’s 7.00% Convertible Senior Notes due 2017 (the “Existing Convertible Notes”) providing for the terms of exchanges (the “Exchanges”) of the Existing Convertible Notes for new 5.25% Senior Secured Convertible Notes due 2019 (the “New Convertible Notes”). Pursuant to the Support Agreements, the Supporting Holders agreed to participate in the Exchanges and vote any shares of common stock of the Company they may hold in favor of the proposals described herein.

Additionally, the Company entered into agreements with affiliates of W.B. & Co. and FOM Corporation (collectively, the “Significant Equity Holders”), pursuant to which the Significant Equity Holders have agreed to vote all of their shares of in favor of the proposals contained herein. Collectively, the Significant Equity Holders and the Supporting Holders hold approximately 48% of the outstanding shares of the Company’s common stock as of the Record Date (as defined below).

Pursuant to the Support Agreements, for each $1,000 principal amount of Existing Convertible Notes validly exchanged in the Exchanges, an exchanging holder of Existing Convertible Notes will receive $700 principal amount of New Convertible Notes, plus accrued and unpaid interest. The New Convertible Notes are convertible, under certain circumstances, into cash, shares of our common stock, or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 444.444 shares of common stock per $1,000 principal amount (equivalent to an initial conversion price of $2.25 per share of common stock), subject to adjustments, which, after completion of the Exchanges, could result in the issuance of an aggregate of approximately 17.9 million shares of the Company’s common stock, which shares are in excess of 20% of the number of shares of the Company’s common stock outstanding prior to such issuance and will have in excess of 20% of the voting power in the Company before such issuance.

In addition, an affiliate of the Company, Raging Capital Management, LLC and certain of its affiliates (the “Raging Capital Group”), will hold $2.94 million in aggregate principal amount of the New Convertible Notes following the Exchanges, which could result in the issuance of approximately 1.3 million shares of the Company’s common stock upon conversion, which is in excess of 1% of the number of shares of Company’s common stock outstanding prior to such issuance.

Because the Company’s common stock is listed on the New York Stock Exchange (the “NYSE”), the Company is subject to the NYSE’s rules and regulations. Rule 312.03(c) of the NYSE Listed Company Manual (“NYSE Rule 312.03(c)”) requires stockholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of transactions if (i) the common stock to be issued has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock, or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock (the “20% Issuance Approval”).

Further, Rule 312.03(b) of the NYSE Listed Company Manual (“NYSE Rule 312.03(b)” and together with NYSE Rule 312.03(c), “NYSE Rule 312”) requires stockholder approval prior to the issuance of common stock, or of securities convertible into common stock, in any transaction or series of related transactions, to (1) a director, officer or substantial security holder of the company (each a “Related Party”); (2) a subsidiary, affiliate or other closely-related person of a Related Party; or (3) any company or entity in which a Related Party has a substantial direct or indirect interest, if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible, exceeds either 1% of the number of shares of common stock or 1% of the voting power outstanding before the issuance (the “Related Party Approval” and together with the 20% Issuance Approval, the “Issuance Proposal”).

At the special meeting, in accordance with NYSE Rule 312, you will be asked to consider and vote on a proposal to approve the Issuance Proposal.

Our Board of Directors believes that the Issuance Proposal is in the best interests of the Company and its stockholders and, therefore, recommends that you vote “FOR” the Issuance Proposal.

The proxy statement attached to this letter provides you with information about the Issuance Proposal and the Special Meeting of the Company’s stockholders. We encourage you to read the entire proxy statement carefully. You may also obtain more information about the Company from documents we have filed with the U.S. Securities and Exchange Commission. See “Where You Can Find Additional Information” in the accompanying proxy statement.

Regardless of the number of shares of our common stock you own, your vote is important. Whether or not you plan to attend the Special Meeting, please take the time to submit a proxy by following the instructions on your proxy card as soon as possible. You may do so by completing, signing, dating, and returning the enclosed proxy card by mail, or you may submit your proxy by telephone or electronically through the Internet, as further described on the proxy card. If your shares of common stock are held in an account at a broker, dealer, commercial bank, trust company, or other nominee, you should instruct such broker or other nominee how to vote in accordance with the voting instruction form furnished by such broker or other nominee.

Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the Special Meeting.

Thank you for your cooperation and continued support.

Sincerely,

Brian P. Anderson
Chairman of the Board

            , 2016

THE ACCOMPANYING PROXY STATEMENT IS DATED                , 2016 AND IS FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT                 , 2016.

A.M. Castle & Co.

1420 Kensington Road, Suite 220

Oak Brook, Illinois 60523

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on                        , 2016

To the Stockholders of A.M. Castle & Co.:

Notice is hereby given that a special meeting of stockholders of A.M. Castle & Co. will be held on               , 2016, at 10:00 a.m., central time, at 1520 Kensington Road, Lower Level Conference Center, Oak Brook, Illinois 60523:

1.      To consider and vote on a proposal to approve, as required pursuant to Rule 312 of the New York Stock Exchange Listed Company Manual, the issuance of our common stock upon the conversion of our New Convertible Notes (the “Issuance Proposal”);

2.      To consider and vote on a proposal to adjourn or postpone the Special Meeting, if necessary, to solicit additional proxies (the “Adjournment Proposal” and together with the Issuance Proposal, the “Proposals”); and

3.      To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The Company’s Board of Directors recommends that stockholders vote “FOR” each of the Issuance Proposal and the Adjournment Proposal.

Only stockholders of record of our common stock as of the close of business on , 2016, the “Record Date,” are entitled to receive notice of, and to vote at, the Special Meeting and at any adjournment or postponement of the Special Meeting.

The approval of the Issuance Proposal requires the affirmative vote of a majority of the shares of our common stock voting thereon at a meeting at which a quorum is present. The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of our common stock present and entitled to vote at the Special Meeting, whether or not a quorum is present.

Even if you plan to attend the Special Meeting in person, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Special Meeting if you are unable to attend. Please do so by completing, signing, dating, and returning the enclosed proxy card by mail, or you may submit your proxy by telephone or electronically through the Internet, as further described on the proxy card. If you sign, date, and return your proxy card without indicating how you wish to vote, your vote will be counted as a vote “FOR” the Issuance Proposal (and, if necessary and appropriate, the Adjournment Proposal). If your shares are held in an account at a broker, dealer, commercial bank, trust company, or other nominee, you should instruct such broker or other nominee how to vote in accordance with the voting instruction form furnished by such broker or other nominee.

Whether you attend the Special Meeting or not, any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked in writing to the Company’s Corporate Secretary, at or before taking of the vote at the Special Meeting. A written notice of revocation or a duly executed proxy, in either case dated later than the prior proxy relating to the same shares will be treated as the final vote.

A proxy may also be revoked by attending the Special Meeting and voting in person, although attendance at the Special Meeting will not itself revoke a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to A.M. Castle & Co., 1420 Kensington Road, Suite 220, Oak Brook, Illinois 60523, Attention: Corporate Secretary, or hand delivered to the Corporate Secretary, at or before the taking of the vote at the Special Meeting.

If you hold your shares through a broker, dealer, commercial bank, trust company or other nominee, you should follow the instructions of such broker or other nominee regarding revocation of proxies.

Your vote is important. Whether or not you plan to attend the Special Meeting in person, it is important that your shares be represented. We ask that you vote your shares as soon as possible.

By Order of the Board of Directors,

Marec E. Edgar
Executive Vice President, General Counsel,
Secretary & Chief Administrative Officer

Oak Brook, Illinois

      , 2016

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Special Meeting To Be Held on                         , 2016: This proxy statement for the Special Meeting to be held on                         , 2016, is available free of charge at                            .

SUMMARY VOTING INSTRUCTIONS

Ensure that your shares of our common stock can be voted at the Special Meeting by submitting your proxy or contacting your broker, dealer, commercial bank, trust company, or other nominee.

If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer and Trust Company, you are considered a stockholder of record with respect to those shares. If your shares are held in a bank or brokerage account, you are considered the beneficial owner of those shares.

If you are a stockholder of record, you will receive only one notice or proxy card for all the shares you hold in certificate form, book-entry form, and in any Company benefit plan.

If you are a participant in any of the Company’s 401(k) or employee benefit plans, your proxy card will represent the number of shares allocated to your account under the plans and will serve as a direction to the plan’s trustee as to how the shares in your account are to be voted. To allow sufficient time for voting by the plan’s trustee, your voting instructions must be received by                             , 2016.

If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your shares of common stock.

If you sign, date, and return your proxy card without indicating how you wish to vote, your vote will be counted as a vote “FOR” the Issuance Proposal and, if necessary and appropriate, the Adjournment Proposal.

For additional questions regarding the Issuance Proposal, assistance in submitting proxies or voting shares of our common stock, or to request additional copies of the proxy statement or the enclosed proxy card, please contact Investor Relations, A.M. Castle & Co., 1420 Kensington Road, Suite 220, Oak Brook, IL 60523, telephone: (847) 455-7111.

TABLE OF CONTENTS

Important Notice Regarding the Availability of Proxy Materials for the Special
Meeting of Stockholders to be Held on                         , 2016

This Proxy Statement is available, free of charge, at www.proxyvote.com                           .

PROXY STATEMENT

This proxy statement sets forth information relating to the solicitation of proxies by the Board of Directors of A.M. Castle & Co. (the “Company”) in connection with the Company’s Special Meeting or any adjournment or postponement of the Special Meeting. This proxy statement is being furnished by our Board of Directors for use at the Special Meeting of stockholders to be held at 1520 Kensington Road, Lower Level Conference Center, Oak Brook, Illinois 60523, on                         , 2016 at 10:00 a.m., central time. This proxy statement and form of proxy are first being mailed to stockholders on or about                    , 2016, to our stockholders of record as of the close of business on                     , 2016 (the “Record Date”).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
AND THE PROPOSALS

The following questions and answers address briefly some questions you may have regarding the Special Meeting and the Proposals. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement and the documents referred to or incorporated by reference in this proxy statement.

Q: Why did I receive these proxy materials?

A: We are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at the Special Meeting in connection with the issuance of common stock upon the conversion of our New Convertible Notes.

In January 2016, the Company entered into separate Support Agreements with Supporting Holders of 89.7% of the aggregate principal amount of the Company’s Existing Convertible Notes providing for the terms of an Exchanges of the Existing Convertible Notes for New Convertible Notes. Pursuant to the Support Agreements, the Supporting Holders agreed to participate in the Exchanges and vote any shares of common stock of the Company they may hold in favor of the proposals described herein.

Additionally, the Company entered into agreements with the Significant Equity Holders, pursuant to which the Significant Equity Holders have agreed to vote all of their shares of in favor of the proposals contained herein. Collectively, the Significant Equity Holders and the Supporting Holders hold approximately 48% of the outstanding shares of the Company’s common stock as of the Record Date.

Pursuant to the Support Agreements, for each $1,000 principal amount of Existing Convertible Notes validly exchanged in the Exchanges, an exchanging holder of Existing Convertible Notes will receive $700 principal amount of New Convertible Notes, plus accrued and unpaid interest. The New Convertible Notes are convertible, under certain circumstances, into cash, shares of our common stock, or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 444.444 shares of common stock per $1,000 principal amount (equivalent to an initial conversion price of $2.25 per share of common stock), subject to adjustments, which, after completion of the Exchanges, could result in the issuance of an aggregate of approximately 17.9 million shares of the Company’s common stock, which shares are in excess of 20% of the number of shares of the Company’s common stock outstanding prior to such issuance and will have in excess of 20% of the voting power in the Company before such issuance.

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In addition, an affiliate of the Company, the Raging Capital Group, will hold $2.94 million in aggregate principal amount of the New Convertible Notes following the Exchanges, which could result in the issuance of approximately 1.3 million shares of the Company’s common stock upon conversion, which is in excess of 1% of the number of shares of Company’s common stock outstanding prior to such issuance.

Because the Company’s common stock is listed on the NYSE, the Company is subject to the NYSE’s rules and regulations. NYSE Rule 312.03(c) requires stockholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of transactions if (i) the common stock to be issued has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock, or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock (the “20% Issuance Approval”).

Further, NYSE Rule 312.03(b) requires stockholder approval prior to the issuance of common stock, or of securities convertible into common stock, in any transaction or series of related transactions, to (1) a Related Party; (2) a subsidiary, affiliate or other closely-related person of a Related Party; or (3) any company or entity in which a Related Party has a substantial direct or indirect interest, if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible, exceeds either 1% of the number of shares of common stock or 1% of the voting power outstanding before the issuance (the “Related Party Approval” and together with the 20% Issuance Approval, the “Issuance Proposal”).

At the Special Meeting, in accordance with NYSE Rule 312, you will be asked to consider and vote on a proposal to approve the Issuance Proposal.

Our Board of Directors believes that the Issuance Proposal is in the best interests of the Company and its stockholders and, therefore, recommends that you vote “FOR” the Issuance Proposal.

Q: What items of business will be voted on at the Special Meeting?

A: The business expected to be voted on at the Special Meeting is considering approval of the following proposals:

•	To consider and vote on a proposal to approve, as required pursuant to NYSE Rule 312, the Issuance Proposal;
•	To consider and vote on the Adjournment Proposal, as necessary and appropriate; and

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•	To consider and transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Q: Where and when is the Special Meeting?

A: The Special Meeting will be held at 1520 Kensington Road, Lower Level Conference Center, Oak Brook, Illinois 60523 at on , 2016 at 10:00 a.m., central time.

Q: Who can attend and vote at the Special Meeting?

A: You are entitled to receive notice of and to attend and vote at the Special Meeting, or any postponement or adjournment thereof, if, as of the close of business on                     , 2016 the Record Date, you were a holder of record of our common stock.

As of the Record Date, there were issued and outstanding                       shares of our common stock, each of which is entitled to one vote on each matter to come before the Special Meeting.

If you wish to attend the Special Meeting and your shares are held in an account at a broker, dealer, commercial bank, trust company, or other nominee (i.e., in “street name”), you will need to bring a copy of your voting instruction card or statement reflecting your share ownership as of the Record Date. “Street name” holders who wish to vote at the Special Meeting will need to obtain a proxy from the broker, dealer, commercial bank, trust company, or other nominee that holds their shares.

Q: What do I need to bring in order to attend the Special Meeting?

A: Yes, you will need an admission card to enter the Special Meeting. You may request tickets by providing the name under which you hold shares of record or, if your shares are held in the name of a bank, broker or other holder of record, the evidence of your beneficial ownership of the shares, the number of tickets you are requesting and your contact information. You can submit your request in the following ways:

•	by sending an e-mail to ; or
•	by calling us toll-free at .

Stockholders also must present a form of personal photo identification in order to be admitted to the Special Meeting.

Q: How many shares must be present to conduct business at the Special Meeting?

A: A quorum is necessary to hold a valid meeting of stockholders. For each of the Proposals to be presented at the Special Meeting, the holders of shares of our common stock outstanding on the Record Date, representing                          votes must be present at the Special Meeting, in person or by proxy. If you vote—including by Internet, telephone or proxy card—your shares voted will be counted towards the quorum for the Special Meeting. Abstentions are counted as present for the purpose of determining a quorum; broker non-votes are not counted for the purpose of determining the presence of a quorum at the Special Meeting as the Proposals to be considered would not be evaluated as routine by the NYSE.

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Q: What are my voting choices?

A: You may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting on any Proposal to be voted on at the Special Meeting. Your shares will be voted as you specifically instruct. If you sign your proxy or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matters that properly come before the meeting.

Q: What vote is required to approve the Proposals?

A: The Issuance Proposal requires the affirmative vote of a majority of the shares of our common stock voting thereon at a meeting at which a quorum is present. Under applicable NYSE Rules, abstentions are counted as present for purposes of determining a quorum and are also counted as shares voted with respect to such proposal, and therefore, if you return your proxy card and “ABSTAIN” from voting, it will have the same effect as a vote against the Issuance Proposal. The Adjournment Proposal requires the affirmative vote of a majority of the shares of our common stock present and entitled to vote at the Special Meeting, whether or not a quorum is present.

Q: What will I receive in the Issuance Proposal?

A: You will not receive any consideration in the Issuance Proposal. Your shares of common stock will remain outstanding following the approval of the Issuance Proposal and the accompanying issuance of our common stock to holders of the New Convertible Notes upon conversion, and you will continue to participate as a stockholder by virtue of your shares of our common stock.

Q: What percentage of the Company’s voting stock will the holders of New Convertible Notes (the “New Convertible Noteholders”) own upon conversion of all of the New Convertible Notes?

A: Based upon the number of shares of our common stock outstanding on the Record Date, upon conversion of all of the New Convertible Notes, the New Convertible Noteholders will hold in the aggregate approximately 55% of the total voting power of the Company’s capital stock, including any shares of common stock held by the New Convertible Noteholders prior to the issuance of the New Convertible Notes.

Q: What will happen if the Issuance Proposal is not approved?

A: If the Issuance Proposal is not approved on or prior to June 30, 2016, Additional Interest (as defined below) shall be paid on the New Convertible Notes, beginning on July 1, 2016, until Stockholder Approval has been obtained. “Additional Interest” means, initially, 2.00% per annum, increasing to 4.00% per annum beginning on October 1, 2016.

Q: How does the Company’s Board of Directors recommend that I vote?

A: Our Board of Directors, after careful consideration, unanimously recommends that our stockholders vote “FOR” the approval of the Issuance Proposal and “FOR” the Adjournment Proposal.

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Q: How will our directors and executive officers vote on the Proposals?

A: Our directors and current executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of their shares of our common stock in favor of the approval of each of the Proposals. As of the Record Date, excluding any shares issuable upon the exercise of currently outstanding options, our directors and current executive officers owned, in the aggregate,                 shares of our common stock, representing collectively approximately    % of the votes eligible to be cast at the Special Meeting.

In addition, the Significant Equity Holders and the Supporting Holders, representing an additional     % (not including Significant Equity Holders and Supporting Holders who are directors and executive officers of the Company) of our outstanding common stock as of the Record Date, have agreed to vote in favor of the Issuance Proposal.

Q: What do I need to do now?

A: We urge you to read this proxy statement carefully and to consider how approving the Proposals affects you. Then simply mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the Special Meeting of our stockholders. Holders of record may also vote by telephone or the Internet by following the instructions on the proxy card.

Q: What happens if I do not respond or if I respond and fail to indicate my voting preference or if I abstain from voting?

A: If you fail to sign, date, and return your proxy card or fail to vote by telephone or Internet as provided on your proxy card, your shares will not be counted towards establishing a quorum for the Special Meeting, which requires holders representing a majority of the outstanding shares of our common stock to be present in person or by proxy. If you respond and do not indicate your voting preference, we will count your proxy as a vote in favor of the approval of each of the Proposals.

Q: If my shares are held in “street name” by my broker, dealer, commercial bank, trust company, or other nominee, will such broker or other nominee vote my shares for me?

A: You should instruct your broker or other nominee on how to vote your shares using the instructions provided by such broker or other nominee. Absent specific voting instructions, brokers or other nominees who hold shares of Company common stock in “street name” for customers are prevented by the NYSE Rules from exercising voting discretion in respect of non-routine or contested matters. The Company expects that when the NYSE evaluates the Proposals to be voted on at the Special Meeting to determine whether each Proposal is a routine or non-routine matter, the Proposals would not be evaluated as routine. Shares not voted by a broker or other nominee because such broker or other nominee does not have instructions or cannot exercise discretionary voting power with respect to one or more Proposals are referred to as “broker non-votes”. Such broker non-votes may not be counted for the purpose of determining the presence of a quorum at the Special Meeting in the absence of a routine proposal. It is important that you instruct your broker or other nominee on how to vote your shares of Company common stock held in “street name” in accordance with the voting instructions provided by such broker or other nominee.

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Q: How do I vote?

A: If you are a registered stockholder (i.e., you hold your shares in your own name through our transfer agent, American Stock Transfer and Trust Company and not through a broker, bank, or other nominee that holds shares for your account in “street name”), you may vote by proxy via the Internet, by telephone, or by mail by following the instructions provided on the proxy card. Proxies submitted by telephone or through the Internet must be received by        p.m., central time, on                   , 2016. Please see the proxy card provided to you for instructions on how to submit your proxy by telephone or the Internet. Stockholders of record who attend the Special Meeting may vote in person by obtaining a ballot from the inspector of elections.

If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee), you may vote by proxy by following the instructions provided in the vote instruction form or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the Special Meeting, you must obtain a legal proxy from the brokerage firm, bank, or other nominee that holds your shares.

Q: How do I vote my shares held in the Company’s 401(k) or Employee Benefit Plans?

A: If you are a participant in any of the Company’s 401(k) or employee benefit plans, your proxy card will represent the number of shares allocated to your account under the plans and will serve as a direction to the plan’s trustee as to how the shares in your account are to be voted. To allow sufficient time for voting by the plan’s trustee, your voting instructions must be received by , 2016.

Q: Can I change my vote after I have mailed my proxy card?

A: Yes. Whether you attend the Special Meeting or not, any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked in writing to the Company’s Corporate Secretary, at or before taking of the vote at the Special Meeting. A written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares, will be treated as the final vote.

A proxy may also be revoked by attending the Special Meeting and voting in person, although attendance at the Special Meeting will not itself revoke a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to A.M. Castle & Co., 1420 Kensington Road, Suite 220, Oak Brook, Illinois 60523, Attention: Corporate Secretary, or hand delivered to the Corporate Secretary, at or before the taking of the vote at the Special Meeting.

If you hold your shares through a broker, dealer, commercial bank, trust company, or other nominee, you should follow the instructions of such broker or other nominee regarding revocation of proxies.

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Q: Am I entitled to appraisal rights?

A: No. You will have no right under Maryland law to seek appraisal of your shares of our common stock in connection with the Proposals.

Q: Where can I find the results of the voting?

A: We intend to announce preliminary voting results at the Special Meeting and will publish final results through a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (“SEC”) within four business days after the Special Meeting. The Current Report on Form 8- K will be available on the Internet at our website, www.castlemetals.com/investors/sec-filings.

Q: Who will pay for the cost of soliciting proxies?

A: We will pay for the cost of soliciting proxies. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally, in writing, by telephone, by email, or otherwise. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of common stock or preferred stock held of record by them.

Q: What is “householding” and how does it affect me?

A: The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you receive notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker directly or direct your written request to: Corporate Secretary, A.M. Castle & Co., 1420 Kensington Road, Suite 220, Oak Brook, Illinois 60523, or by phone at (847) 455-7111.

Q: Can I obtain an electronic copy of proxy material?

A: Yes, this proxy statement, the accompanying notice of Special Meeting and the proxy card are available on the Internet at www.proxyvote.com

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Q: What happens if the Special Meeting is adjourned or postponed?

A: Although it is not expected, the Special Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice, other than by an announcement made at the Special Meeting, by approval of the holders of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Special Meeting, whether or not a quorum exists. Any signed proxies received by the Company will be voted in favor of an adjournment or postponement in these circumstances. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow Company stockholders who have already sent in their proxies to revoke them at any time prior to their use.

Q: Who can help answer my other questions?

A: If you have more questions about the Proposals or voting, you should contact Investor Relations, A.M. Castle & Co., 1420 Kensington Road, Suite 220, Oak Brook, IL 60523, telephone: (847) 455-7111.

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ISSUANCE PROPOSAL—APPROVAL OF THE ISSUANCE OF

COMPANY COMMON STOCK UPON CONVERSION OF

THE NEW CONVERTIBLE NOTES

In January 2016, the Company entered into separate Support Agreements with Supporting Holders of 89.7% of the aggregate principal amount of the Company’s Existing Convertible Notes providing for the terms of an Exchanges of the Existing Convertible Notes for New Convertible Notes. Pursuant to the Support Agreements, the Supporting Holders agreed to participate in the Exchanges and vote any shares of common stock of the Company they may hold in favor of the proposals described herein.

Additionally, the Company entered into agreements with the Significant Equity Holders, pursuant to which the Significant Equity Holders have agreed to vote all of their shares of in favor of the proposals contained herein. Collectively, the Significant Equity Holders and the Supporting Holders hold approximately 48% of the outstanding shares of the Company’s common stock as of the Record Date.

Pursuant to the Support Agreements, for each $1,000 principal amount of Existing Convertible Notes validly exchanged in the Exchanges, an exchanging holder of Existing Convertible Notes will receive $700 principal amount of New Convertible Notes, plus accrued and unpaid interest. The New Convertible Notes are convertible, under certain circumstances, into cash, shares of our common stock, or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 444.444 shares of common stock per $1,000 principal amount (equivalent to an initial conversion price of $2.25 per share of common stock), subject to adjustments, which, after completion of the Exchanges, could result in the issuance of an aggregate of approximately 17.9 million shares of the Company’s common stock, which shares are in excess of 20% of the number of shares of the Company’s common stock outstanding prior to such issuance and will have in excess of 20% of the voting power in the Company before such issuance.

In addition, an affiliate of the Company, the Raging Capital Group, will hold $2.94 million in aggregate principal amount of the New Convertible Notes following the Exchanges, which could result in the issuance of approximately 1.3 million shares of the Company’s common stock upon conversion, which is in excess of 1% of the number of shares of Company’s common stock outstanding prior to such issuance.

Because the Company’s common stock is listed on the NYSE, the Company is subject to the NYSE’s rules and regulations. NYSE Rule 312.03(c) requires stockholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of transactions if (i) the common stock to be issued has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock, or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock.

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Further, NYSE Rule 312.03(b) requires stockholder approval prior to the issuance of common stock, or of securities convertible into common stock, in any transaction or series of related transactions, to (1) a Related Party; (2) a subsidiary, affiliate or other closely-related person of a Related Party; or (3) any company or entity in which a Related Party has a substantial direct or indirect interest, if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible, exceeds either 1% of the number of shares of common stock or 1% of the voting power outstanding before the issuance.

In order to enable the Company to avoid being forced to make a cash payment upon conversion and to instead have the flexibility to satisfy its conversion obligations fully in shares of common stock, which the Company currently intends to do, the Company is asking its stockholders to approve the issuance of the full amount of the common stock issuable upon conversion of the New Convertible Notes. If the Issuance Proposal is not approved and the Company is required to make a cash payment upon conversion, even in part, it could, depending on timing and circumstances, have a material adverse impact on the Company’s cash flow and liquidity.

At the Special Meeting, in accordance with NYSE Rule 312, you will be asked to consider and vote on a proposal to approve the Issuance Proposal.

If the Issuance Proposal is not approved on or prior to June 30, 2016, Additional Interest shall be paid on the New Convertible Notes, beginning on July 1, 2016, until Stockholder Approval has been obtained. “Additional Interest” means, initially, 2.00% per annum, increasing to 4.00% per annum beginning on October 1, 2016.

Required Vote

The Issuance Proposal requires the affirmative vote of a majority of the shares of our common stock voting thereon at a meeting at which a quorum is present. Under applicable NYSE Rules, abstentions are counted as shares voted with respect to such proposal, and therefore, if you return your proxy card and “ABSTAIN” from voting, it will have the same effect as a vote against the Issuance Proposal. The Adjournment Proposal requires the affirmative vote of a majority of the shares of our common stock present and entitled to vote at the Special Meeting, whether or not a quorum is present.

Recommendation

The Board of Directors unanimously recommends that you vote “FOR” the Issuance Proposal.

Description of the New Convertible Notes

The following is a summary of the principal terms of the New Convertible Notes that will be issued in connection with the Exchanges.

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The New Convertible Notes to be issued will mature on December 31, 2019 and will pay interest at a rate of 5.25% per annum, payable semi-annually in cash. For each $1,000 principal amount of Existing Convertible Notes validly exchanged in the Exchanges, an exchanging holder of Existing Convertible Notes (an “Exchanging Convertible Noteholder”) shall receive $700 principal amount of New Convertible Notes, plus accrued and unpaid interest. All current and future guarantors of the Company’s 12.75% Senior Secured Notes due 2018 (the “Senior Secured Notes”), the Company’s 7.00% Convertible Senior Notes due 2017, the Company’s senior secured credit facility and any other material indebtedness of the Company will guarantee the New Convertible Notes. The New Convertible Notes will be secured on a “silent” third-priority basis by the same collateral that secures the Senior Secured Notes and the senior secured credit facility.

The New Convertible Notes will initially be convertible into shares of the Company’s common stock at a conversion price (the “Conversion Price”) per share of $2.25. The Conversion Price shall be subject to the same adjustment provisions contained in the Existing Convertible Notes, subject to certain exceptions; provided that, to the extent the Company’s common stock (or derivatives) is issued in respect of any Existing Convertible Notes after the completion of the Exchanges at an issue price (or exercise or Conversion Price, as the case may be) per share that is lower than the Conversion Price then in effect, (i) the Conversion Price shall be adjusted to the lower of (x) the lowest issue price per share of the Company’s common stock so issued and (y) the lowest conversion or exercise price per share of any such derivatives, and (ii) the Conversion Price shall have the benefit of any adjustment provision applicable to the conversion or exercise price of such derivatives, to the extent such provision is more favorable than that applicable to the Conversion Price.

Following their issue date, the holders of New Convertible Notes will be able to convert the New Convertible Notes, from time to time, in whole or in part, into shares of the Company’s common stock, at the then-applicable Conversion Price. The conversion may be settled in the form of cash, shares of the Company’s common stock, or a combination of both, in the Company’s sole discretion.

The value of shares of the Company’s common stock for purposes of the settlement of the conversion right will be calculated as provided in the indenture for the Existing Convertible Notes, using a 20 trading day period rather than a 40 trading day period for the observation period. Upon such conversion, the converting holder also shall be entitled to receive an amount equal to the Make-Whole Premium (as defined below), payable in the form of cash, shares of the Company’s common stock, or a combination of both, in the Company’s sole discretion. The value of shares of the Company’s common stock for purposes of calculating the Make-Whole Premium upon conversion will be based on the greater of (x) 130% of the conversion price then in effect and (y) the volume weighted average price (“VWAP”) of such shares for the relevant observation period (using a 20 trading day period), as provided in the indenture for the Existing Convertible Notes.

If a conversion occurs in connection with a fundamental change, for each $1,000 principal amount of New Convertible Notes, the number of shares of the Company’s common stock issuable upon conversion shall equal the greater of (A) $1,000 plus the amount of a Make-Whole Premium divided by the then applicable Conversion Price and (B) $1,300 divided by the price per share of the Company’s common stock paid in connection with the fundamental change. Settlement upon conversion in connection with a fundamental change shall be in the form of cash, shares of the Company’s common stock, or a combination of both, in the Company’s sole discretion. The value of shares of the Company’s common stock for purposes of the settlement of such conversion will be based on the VWAP of such shares for the 20 trading days immediately preceding the date of conversion. The New Convertible Notes will not contain provisions analogous to those applicable to the Existing Convertible Notes that require the issuance of additional shares in connection with a fundamental change.

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Upon 20 trading days’ notice, if the daily VWAP of the Company common stock has been at least 130% of the Conversion Price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which such notice of redemption is provided, the Company shall, from time to time, have the right to redeem any or all of the New Convertible Notes at a price equal to (A) 100.0% of the aggregate principal amount thereof plus (B) the Make-Whole Premium. The redemption price can be paid in the form of cash, shares of the Company’s common stock, or a combination of both, in the Company’s sole discretion. The value of shares of the Company’s common stock will be based on the VWAP of such shares for the 20 trading days immediately preceding the date of redemption. Prior to the third trading day prior to the date of any such redemption, any New Convertible Notes called for redemption may be converted into shares of the Company’s common stock at the Conversion Price then in effect.

In addition, the Company shall pay, on the relevant redemption date (whether a conversion date or a fundamental change settlement date), in cash, all accrued and unpaid interest on the New Convertible Notes to be redeemed to, but not including the relevant redemption date (or conversion date or fundamental change settlement date, as the case may be) (the “Accrued Interest Amount”).

“Make-Whole Premium” means, with respect to each $1,000 in principal amount of New Convertible Notes, an amount equal to the present values of all scheduled payments of interest on the New Convertible Notes to be redeemed from the relevant redemption date (or conversion date, in the case of a conversion) to (and including) the earlier of (x) the fourth interest payment date after such redemption date (or conversion date, as the case may be) and (y) December 31, 2019 (excluding the Accrued Interest Amount), computed using a discount rate equal to the yield on the U.S. treasury security whose tenor most nearly approximates the time until each such interest payment plus 0.50%.

Delisting from the NYSE or NASDAQ will not be an event of default or fundamental change, but the Company shall use all commercially reasonable efforts to remain listed on either the NYSE or NASDAQ. The Company and the guarantors of the New Convertible Notes may not incur additional debt secured by liens that rank equally with the liens securing the New Convertible Notes, other than additional New Convertible Notes issued in exchange for Existing Convertible Notes that have not been exchanged in the Exchanges, on terms no more advantageous to the holders of such Existing Convertible Notes than the terms of the Exchanges are to the Supporting Holders. The Company shall not refinance the Existing Convertible Notes or any of its remaining 12.75% Senior Secured Notes due 2016 with any indebtedness (i) that is senior (either in right of payment or as to security) to the New Convertible Notes, (ii) as to which a person other than the Company or a guarantor of the New Convertible Notes is an obligor or provides credit support or (iii) that has any scheduled amortization payments or a maturity date that is earlier than 91 days after the maturity date of the New Convertible Notes.

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Any Conversion Shares issuable in respect of the New Convertible Notes issued in the Exchanges will be subject to registration rights under a customary registration rights agreement (the “Registration Rights Agreement”). Accordingly, on March 22, 2016, the Company filed a registration statement on Form S-3 (the “Registration Statement”), which has not yet been declared effective by the SEC. The Company shall pay the holders of registrable securities under the Registration Rights Agreement a fee in cash equal to 5.00% of the aggregate principal amount of such holders’ New Convertible Notes if it fails to have the Registration Statement declared effective at or prior to the settlement of the Exchanges and an additional fee of 0.50% of the aggregate principal amount of such holders’ New Convertible Notes for each period of 30 days thereafter that the Registration Statement has not been declared effective.

Until stockholder approval under the NYSE rules is obtained for the issuance of all of the common stock issuable upon conversion (the “Stockholder Approval”), the aggregate number of shares of the Company’s common stock that may be issued upon the conversion of the New Convertible Notes will not exceed a number equal to 19.99% of the outstanding shares of Company common stock as of the date of the Exchanges. Prior to Stockholder Approval and upon either (i) a fundamental change or (ii) the Company’s exercise of its optional redemption rights, the Company’s right to settle in the Company’s common stock (including upon a conversion in connection therewith) shall be capped at 19.99% of the then outstanding shares of the Company’s common stock, with the remainder payable in cash. In addition, the aggregate number of shares of our common stock to be issued to affiliates of the Company upon conversion of the New Convertible Notes may not exceed 0.99% of either (x) the total number of shares of our common stock outstanding or (y) the total voting power of our securities outstanding that are entitled to vote on a matter being voted on by holders of our common stock unless and until we have obtained Stockholder Approval.

To the extent the Stockholder Approval has not been obtained on or prior to June 30, 2016, Additional Interest shall be paid on the New Convertible Notes, beginning on July 1, 2016, until Stockholder Approval has been obtained. “Additional Interest” means, initially, 2.00% per annum, increasing to 4.00% per annum beginning on October 1, 2016.

The conversion right will also be limited so that, while the shares of the Company’s common stock are registered under the Exchange Act, no holder (or group of affiliated holders) may convert its New Convertible Notes into a number of shares of the Company’s common stock that exceeds the number that would cause such holder (or group of affiliated holders) to beneficially own more than 9.99% of the outstanding shares of Company common stock, except in connection with an issuance of Company common stock pursuant to, or upon a conversion in connection with, (i) the Company’s optional redemption rights or (ii) a fundamental change.

The foregoing description of the terms of the New Convertible Notes is not complete and is qualified in its entirety by reference to the text of the Form of Transaction Support Agreement filed as Exhibits 10.1 to the Company’s Form 8-K filed on January 15, 2016, the Form of First Amendment to Transaction Support Agreement filed as Exhibit 10.3 to the Company’s Form 8-K filed on February 3, 2016 and the Form of Amended and Restated Transaction Support Agreement filed as Exhibit 10.1 to the Company’s Form 8-K filed on March 22, 2016.

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Any reference to the Exchanges is for informational purposes only and does not constitute an offer to sell or the solicitation of any offer to buy any New or Existing Convertible Notes. Consummation of the Exchanges is subject to, among other things, definitive documentation. There can be no assurance if or when the Company will consummate any such transaction or the terms thereof. In the event such transactions are completed, they will be effected pursuant to separate documentation and any such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

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ADJOURNMENT PROPOSAL—APPROVAL OF THE ADJOURNMENT OR
POSTPONEMENT OF THE SPECIAL MEETING

The Company’s stockholders are being asked to consider and vote on a proposal to adjourn or postpone the Special Meeting, if necessary, to solicit additional proxies. The Board of Directors believes this proposal to be in the best interests of the Company’s stockholders because it gives the Company flexibility to solicit the vote of additional holders of the Company’s voting securities to vote on matters the Board of Directors deems important to the Company. Additionally, the Company will be subject to monetary penalties if the Issuance Proposal is not approved by the Company’s stockholders. If the Issuance Proposal is not approved on or prior to June 30, 2016, Additional Interest shall be paid on the New Convertible Notes, beginning on July 1, 2016, until Stockholder Approval has been obtained. The Board of Directors of the Company recommends that stockholders vote “FOR” the Proposal to adjourn or postpone the Special Meeting, if necessary, to solicit additional proxies.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Directors and Management

The following table sets forth the number of shares and percentage of the Company’s common stock that was owned beneficially as of March 21, 2016, by each of the Company’s directors, each current or former named executive officer (“Named Executive Officer”) set forth in the Summary Compensation Table, and by all directors and executive officers as a group, with each person having sole voting and dispositive power except as indicated. Unless otherwise indicated, the address of each beneficial owner listed below is c/o A.M. Castle & Co., 1420 Kensington Road, Suite 220, Oak Brook, Illinois 60523.

Beneficial Owner	Shares of Common Stock Beneficially Owned (1)	Percentage of Common Stock	Additional Information
Directors
Brian Anderson	69,894	*
Reuben Donnelley	4,288,652	18.0%	See note 2 under “Principal Stockholders” table below.
Pamela Forbes Lieberman	50,017	*
Gary Masse	35,471	*
Jonathan Mellin	5,151,938	21.7%	See note 2 under “Principal Stockholders” table below.
Kenneth Traub	37,555	*	See note 4 under “Principal Stockholders” table below.
Allan Young	18,667	*	See note 4 under “Principal Stockholders” table below.
Named Executive Officers
Steven Scheinkman	7,500	*
Patrick Anderson	25,682	*	Includes 4,800 vested, unexercised stock options.
Marec Edgar	0	*
Thomas Garrett(2)	30,900	*	Includes 6,300 vested, unexercised stock options.
Ronald Knopp	16,344	*
Former Named Executive Officers
Scott Dolan	238,265	*
Stephen Letnich	0	*
All directors and executive officers as a group (13 persons)	7,186,503	30.2%	Includes 11,100 vested, unexercised stock options.

* Percentage of shares owned equals less than 1%.

(1) Applicable percentage ownership is based upon 23,794,390 shares of common stock outstanding as of March 21, 2016.

(2) Mr. Garrett no longer serves as an executive officer of the Company following the previously announced sale of the Company’s plastics business in March 2016.

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Principal Stockholders

The only persons who held of record or, to our knowledge (based on our review of Schedules 13D, 13F and 13G, and amendments thereto), owned beneficially more than 5% of the outstanding shares of our common stock as of March 21, 2016, are set forth below, with each person having sole voting and dispositive power except as indicated:

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Common Stock (1)

Jonathan B. Mellin Reuben S. Donnelley W.B. & Co. FOM Corporation 30 North LaSalle Street, Suite 1232 Chicago, Illinois 60602-2504	6,789,269	(2)	28.5%

Stone House Capital Management, LLC SH Capital Partners, L.P. Mark Cohen 950 Third Avenue, 17th Floor New York, New York 10022	4,000,000	(3)	16.8%

Raging Capital Master Fund, Ltd. c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY 1-9007, Cayman Islands Raging Capital Management, LLC William C. Martin Kenneth H. Traub Allan J. Young Robert L. Lerner Ten Princeton Avenue, P.O. Box 228 Rocky Hill, New Jersey 08553 Richard N. Burger	4,687,017	(4)	19.7%

Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, Texas, 78746	1,386,065	(5)	5.8%
Royce & Associates, LLC 745 Fifth Avenue New York, New York 10151	2,719,632	(6)	11.4%

(1)	Applicable percentage ownership is based upon 23,794,390 shares of common Stock outstanding as of March 21, 2016.
(2)	Based on a Schedule 13D/A filed with the SEC on February 19, 2016. W.B. & Co. shares voting power with respect to 4,228,281 shares of common stock. Mr. Mellin has sole voting power over 54,323 shares of common stock, shared voting power over 5,097,615 shares of common stock, sole dispositive power over 109,791 shares of common stock and shared dispositive power over 869,334 shares of common stock. Mr. Donnelley has sole voting and dispositive power over 33,471 shares of common stock and shared voting power over 4,228,281 shares of common stock. FOM Corporation has sole voting power over 1,594,372 shares of common stock, shared voting and dispositive power over 572,688 shares of common stock and shared dispositive power over 572,688 shares of common stock.

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(3)	Based on a Schedule 13D/A filed with the SEC on March 1, 2016. Each of Stone House Capital Management, LLC, SH Capital Partners, L.P. and Mark Cohen share voting and dispositive power with respect to the 4,000,000 shares of common stock beneficially owned by them.
(4)	Based on a Schedule 13D/A filed with the SEC on February 26, 2016. Each of Raging Capital Management, LLC and William C. Martin share voting and dispositive power with respect to 4,630,795 shares of common stock. Mr. Traub has sole voting power over 37,555 shares of common stock and sole dispositive power over 18,888 shares of common stock. Mr. Young has sole voting power over 18,667 shares of common stock.
(5)	Based on a Schedule 13G/A filed on February 9, 2016.
(6)	Based on a Schedule 13G/A filed on January 12, 2016.

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OTHER MATTERS

No business other than that set forth in the attached notice of Special Meeting is expected to come before the Special Meeting. However, should any other matters requiring a vote of stockholders arise, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company.

SOLICITATION OF PROXIES

It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company, by telephone or by other means of communication at nominal cost. The Company will bear the cost of such solicitation. It will reimburse banks, brokers and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of stock in accordance with the NYSE schedule of charges.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the SEC. Any interested party may inspect information filed by the Company, without charge, at the public reference facilities of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. Any interested party may obtain copies of all or any portion of the information filed by the Company at prescribed rates from the Public Reference Section of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. In addition, the SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov.

The Company’s Common Stock is listed on the NYSE and trades under the symbol “CAS”.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS

The Company is providing an Annual Report to stockholders who receive this proxy statement. The Company will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees, and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report, which also contains the Company’s Annual Report on Form 10-K (as amended by Form 10-K/A) for the fiscal year ended December 31, 2015 (not including exhibits and documents incorporated by reference), are available without charge to stockholders upon written request to the Company at 1420 Kensington Road, Suite 220, Oak Brook, Illinois 60523, Attention: Corporate Secretary.

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A.M. CASTLE & CO. ATTN: MAREC E. EDGAR 1420 KENSINGTON ROAD, SUITE 220 OAK BROOK, ILLINOIS 60523

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR proposals 1 and 2.			For	Against	Abstain

1	To approve, as required by Rule 312 of the New York Stock Exchange Listed Company Manual, the issuance of our common stock upon conversion of our 5.25% Senior Convertible Notes due 2019.		☐	☐	☐

2	To adjourn or postpone the special meeting, if necessary, to solicit additional proxies.		☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000279374_1      R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K (as amended by Form 10-K/A) and Notice & Proxy Statement are available at https://materials.proxyvote.com/148411

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF A.M. CASTLE & CO.
Special Meeting of Stockholders on April XX, 2016

The undersigned, revoking all prior proxies, hereby constitutes and appoints Steven W. Scheinkman and Marec E. Edgar, his true and lawful agent and proxy with full power of substitution in each, to attend the Special Meeting of Stockholders of A.M. Castle & Co. to be held at, 1520 Kensington Road, Lower Level Conference Center, Oak Brook, Illinois at 10 a.m., Central Daylight Time, on April XX, 2016, and at any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” PROPOSALS 1 AND 2. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued and to be signed on reverse side

0000279374_2   R1.0.1.25